SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: OCTOBER 31, 2006
                        (Date of earliest event reported)



                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                       1-16725                 42-1520346
(State or other jurisdiction    (Commission file number)    (I.R.S. Employer
     of incorporation)                                   Identification Number)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Principal Financial Group, Inc.'s Current Report on Form 8-K publicly announcing information regarding its results of operations and financial condition for the quarter ended September 30, 2006 filed earlier today included a typographical error. The earnings release included as an exhibit to the report stated in the second bullet point under the caption, "Additional highlights as of September 30, 2006," that full service accumulation sales were $1.4 million in third quarter 2006. The correct amount of full service accumulation sales for that period was $1.4 billion.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PRINCIPAL FINANCIAL GROUP, INC.


                         By:      /s/ Thomas J. Graf
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                         Name:    Thomas J. Graf
                         Title:   Senior Vice President - Investor Relations


Date:    October 31, 2006

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